EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


     We hereby consent to the incorporation by reference in this Registration Statement of Techne Corporation on Form S-8 of our report dated September 3, 1997, appearing in the Annual Report on Form 10-K of Techne Corporation for the year ended June 30, 1997.



                                              /s/ DELOITTE & TOUCHE LLP
                                              DELOITTE & TOUCHE LLP




Minneapolis, Minnesota
October 1, 1997